UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 17, 2008 (December 15, 2008)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) On December 15, 2008, the Board of Directors of Jackson Hewitt Tax Service Inc. (the “Company”) approved certain amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”). The amendments included amending (i) Article II relating to the advance notice requirements for stockholder proposals; and (ii) Article VIII relating to indemnification and advancement of expenses in corporation-related proceedings. The Board of Directors also approved other minor revisions to the Company’s Amended and Restated By-Laws. The amendments became effective immediately upon their adoption by the Board of Directors.

The advance notice requirements for stockholder proposals amendments were primarily intended to enhance the advance notice provisions for stockholder proposals to ensure such provisions are clear and unambiguous in light of recent Delaware case law developments and to require disclosure by a stockholder proponent of all ownership interests in the Company in light of increased use by investors of derivative instruments that are not reflected in an investor’s beneficial ownership of the Company’s securities. These amendments (i) require that a stockholder submitting a director nomination or other proposal disclose to the Company information regarding all ownership interests (including derivatives, hedge positions and swaps) in the Company held by the proponent stockholder or its affiliates, any material interest any affiliated person has in such nomination or other proposal and any other stockholder supporting such nomination or proposal; and (ii) clarify that the advance notice By-Laws provisions apply to all stockholder nominations and other proposals (and not just those for which the proponent stockholder seeks inclusion in the Company’s proxy statement).

The amendments to the indemnification and advancement of expenses provisions were primarily related to (i) providing that the rights to indemnification and advancement of expenses vest when a person begins serving as a director or an officer of the Company; (ii) clarifying that the By-Laws may not be subsequently amended to limit or eliminate the indemnification or advancement rights with respect to events occurring prior to such amendment; and (iii) providing further detail and clarity regarding the scope and mechanics of the indemnification and advancement rights.

The foregoing description of the amendments to the Company’s By-Laws is qualified in its entirety by reference to the By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Daniel P. O’Brien
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: December 17, 2008

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated December 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Jackson Hewitt Tax Service Inc.

4